UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 29, 2022 (April 26, 2022)

United States Steel Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	1-16811	25-1897152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Grant Street,
Pittsburgh, PA 15219-2800
(Address of Principal Executive Offices, and Zip Code)

(412) 433-1121
Registrant’s Telephone Number, Including Area Code
____________________________________________
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	X	New York Stock Exchange
Common Stock	X	Chicago Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

____________________________________________________________________________________________________

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of the United States Steel Corporation (the “Corporation”) was held on April 26, 2022. The following matters were acted upon:

1.    ELECTION OF DIRECTORS

Tracy A. Atkinson, David B. Burritt, Terry L. Dunlap, John J. Engel, John V. Faraci, Murry S. Gerber, Jeh. C. Johnson, Paul A. Mascarenas, Michael H. McGarry, David S. Sutherland and Patricia A. Tracey were elected as directors, to serve an annual term expiring at the 2023 annual meeting of stockholders, by the following votes:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Tracy A. Atkinson	124,263,479	2,919,077	653,766	45,457,004
David B. Burritt	124,575,411	2,778,745	482,166	45,457,004
Terry L. Dunlap	124,603,181	2,516,180	716,961	45,457,004
John J. Engel	117,766,327	9,003,189	1,066,806	45,457,004
John V. Faraci	123,465,961	3,701,318	669,043	45,457,004
Murry S. Gerber	124,586,187	2,522,307	727,828	45,457,004
Jeh C. Johnson	122,571,478	4,565,297	699,547	45,457,004
Paul A. Mascarenas	120,609,301	6,575,103	651,918	45,457,004
Michael H. McGarry	124,352,087	2,847,590	636,645	45,457,004
David S. Sutherland	124,357,528	2,869,821	608,973	45,457,004
Patricia A. Tracey	120,922,005	6,308,024	606,293	45,457,004

2.    ADVISORY VOTE ON EXECUTIVE COMPENSATION

The results of the non-binding advisory vote to approve the compensation of certain executive officers of the Corporation were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
119,030,157	7,373,063	1,433,102	45,457,004

3.    RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Corporation for 2022 was ratified by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
166,935,711	5,516,409	841,206	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION

By	/s/ Manpreet S. Grewal
Manpreet S. Grewal
Vice President, Controller & Chief Accounting Officer

Dated: April 29, 2022